SUMMARY PROSPECTUS
June 19, 2015
CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
Class (Ticker):	A (CGJAX)	C (CGJCX)	Y (CGJYX)

Link to Prospectus (Table of Contents)			Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated June 19, 2015, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of the Calvert U.S. Large Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 14 and “Reduced Sales Charges” on page 15 of the Fund's Prospectus, and under “Method of Distribution” on page 20 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses[3]	1.31%	2.96%	1.59%
Total annual fund operating expenses	1.71%	4.11%	1.74%
Less fee waiver and/or expense reimbursement[4]	(1.14%)	(2.79%)	(1.42%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.57%	1.32%	0.32%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.

3 “Other expenses” are based on estimated amounts for the current fiscal year. Actual expense may differ from estimates.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 0.57%, 1.32%, and 0.32% for Class A, Class C and Class Y, respectively. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years
Class A	$531	$813
Class C
Expenses assuming redemption	$234	$825
Expenses assuming no redemption	$134	$825
Class Y	$33	$318
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. The Fund’s portfolio turnover is not available because the Fund has not been operating for one year.

SUMMARY PROSPECTUS JUNE 19, 2015 1

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Large Cap Growth Responsible Index (the “Index”). The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund will normally invest at least 95% of its net assets, including borrowings for investment purposes, in securities contained in the Index. The Fund will provide shareholders with at least 60 days’ notice before changing this policy.
Calvert U.S. Large Cap Growth Responsible Index. The Calvert U.S. Large Cap Growth Responsible Index is composed of companies that meet Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network U.S. Large Cap 1000 Index. The S-Network U.S. Large Cap 1000 Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for large cap core stocks that are traded in the U.S. markets. Securities in the S-Network U.S. Large Cap 1000 Index that meet Calvert’s responsible investment principles are scored and ranked for growth factors to determine placement and weight in the Calvert U.S. Large Cap Growth Responsible Index. As of June 15, 2015, the Calvert U.S. Large Cap Growth Responsible Index included 505 companies, and the market capitalization ranged from $1.9 billion to $731.3 billion with a weighted average market capitalization of $131.1 billion. The number of companies in the Index will change over time due to company mergers or changes resulting from Calvert’s evaluation of an issuer’s conduct relative to the responsible investment principles. The Index is reconstituted semi-annually based on an updated list of companies in the S-Network U.S. Large Cap 1000 Index and is rebalanced quarterly.
Indexing. An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index (or “passively managed”) fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. Therefore, index funds do not need the costly research and analysis employed by active fundamental asset managers. To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.
The Fund uses a replication method of indexing. If assets should ever decline to below $5 million, it may use the sampling method. The replication method involves holding every security in the Calvert U.S. Large Cap Growth Responsible Index in about the same proportion as the Index. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics.

Although index funds by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.
Growth Investing. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to measures such as earnings and book value.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment principles, including financial, sustainability and social responsibility factors, the Fund will not be able to match the performance of the index exactly.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Growth Company Risk. Prices of growth company securities may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth companies also generally lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance – positively or negatively –

2 SUMMARY PROSPECTUS JUNE 19, 2015

depending on whether such sectors or investments are in or out of favor in the market.
Performance
Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
The following individuals, who are members of the Calvert Investment and Performance Systems Department, jointly manage the Fund on a day-to-day basis:

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Director, Investment and Performance Systems	Since June 2015
Dale R. Stout, CFA	Investment Systems Manager and Analyst	Since June 2015
Lise Bernhard	Manager, Calvert Responsible Indexes and Senior Performance Analyst	Since June 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts - Class A and C	$5,000	$250
Regular Accounts - Class Y	$10,000	$250
IRA Accounts	$2,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-09877 Calvert Responsible Index Series, Inc.
(formerly Calvert Social Index Series, Inc.)

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

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